                                                              Draft of 6/12/97



                                                              [Execution Copy]
                                                              [Conformed Copy]



                                1,000,000 SHARES




                               INTELLIGROUP, INC.



                                  COMMON STOCK





                             UNDERWRITING AGREEMENT

                               DATED JUNE __, 1997
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                                                                 June __, 1997


MONTGOMERY SECURITIES
  As Underwriter
600 Montgomery Street
San Francisco, California  94111


Ladies and Gentlemen:

            INTRODUCTORY. Intelligroup, Inc., a New Jersey corporation (the "Company"), proposes to issue and sell to Montgomery Securities (the "Underwriter") an aggregate of 1,000,000 shares (the "Firm Common Shares") of its Common Stock, par value $0.01 per share (the "Common Stock"). In addition, the Company has granted to the Underwriter an option to purchase up to an additional 150,000 shares (the "Optional Common Shares") of Common Stock, as provided in Section 2. The Firm Common Shares and, if and to the extent such option is exercised, the Optional Common Shares are collectively called the "Common Shares."

      The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form SB-2 (File No. 333-[___]), which contains a form of prospectus to be used in connection with the public offering and sale of the Common Shares. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it was declared effective by the Commission under the Securities Act of 1933 and the rules and regulations promulgated thereunder (collectively, the "Securities Act"), any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A or Rule 434 under the Securities Act, is called the "Registration Statement." Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the "Rule 462(b) Registration Statement," and from and after the date and time of filing of the Rule 462(b) Registration Statement the term "Registration Statement" shall include the Rule 462(b) Registration Statement. Such prospectus, in the form first used by the Underwriter to confirm sales of the Common Shares, is called the "Prospectus"; provided, however, if the Company has, with the consent of Montgomery Securities, elected to rely upon Rule 434 under the Securities Act, the term "Prospectus" shall mean the Company's prospectus subject to completion (each, a "preliminary prospectus") dated June 13, 1997 (such preliminary prospectus is called the "Rule 434 preliminary prospectus"), together with the applicable term sheet (the "Term Sheet") prepared and filed by the Company with the Commission under Rules 434 and 424(b) under the Securities Act and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a preliminary prospectus, the Prospectus or the Term Sheet, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").
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SECTION 1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE PRINCIPAL
           SHAREHOLDERS

      A. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents, warrants and covenants to the Underwriter as follows:

            (a) The Registration Statement and any Rule 462(b) Registration Statement have been declared effective by the Commission under the Securities Act. The Company has complied to the Commission's satisfaction with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission.

            (b) Each preliminary prospectus and the Prospectus when filed complied in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was identical to the copy thereof delivered to the Underwriter for use in connection with the offer and sale of the Common Shares. Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto, at the time it became effective and at all subsequent times, complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as amended or supplemented, as of its date and at all subsequent times, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use therein. There are no contracts or other documents required to be described in the Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required.

            (c) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and except as set forth or contemplated in the Prospectus, neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, nor entered into any transactions not in the ordinary course of business, and there has not been any material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries, considered as a whole, or any change in the capital stock or short-term or long-term debt of the Company and its subsidiaries considered as a whole. The Company and its


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      subsidiaries have no material contingent obligations which are not disclosed in the Company's financial statements which are included in the Registration Statement, as it may be amended or supplemented.

            (d) The financial statements, together with the related notes and schedules, set forth in the Prospectus and elsewhere in the Registration Statement fairly present, on the basis stated in the Registration Statement, the financial position and the results of operations and changes in financial position of the Company and its consolidated subsidiaries at the respective dates or for the respective periods therein specified. Such statements and related notes and schedules have been prepared in accordance with generally accepted accounting principles in the United States applied on a consistent basis except as may be set forth in the Prospectus. The selected financial and statistical data set forth in the Prospectus under the caption "Selected Consolidated Financial Data" fairly present, on the basis stated in the Registration Statement, the information set forth therein.

            (e) Arthur Andersen LLP, who have expressed their opinions on the audited financial statements included in the Registration Statement and the Prospectus, are independent public accountants as required by the Securities Act and the Rules and Regulations.

            (f) The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing as corporations under the laws of their respective jurisdictions of organization, with power and authority (corporate and other) to own or lease their properties and to conduct their businesses as described in the Registration Statement and the Prospectus; the Company and its subsidiaries are in possession of and operating in compliance with all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders required for the conduct of their businesses, all of which are valid and in full force and effect; and the Company and each of such subsidiaries are duly qualified to do business and in good standing as foreign corporations in all other jurisdictions where their ownership or leasing of properties or the conduct of their businesses requires such qualification, except for those jurisdictions in which the failure to so qualify has not had and will not have a material adverse effect on the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole. The Company and each of its subsidiaries has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public regulatory or governmental agencies and bodies to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, and no such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus. The Company owns all of the issued and outstanding capital stock of Oxford Systems, Inc. and Intelligroup New Zealand Ltd. and neither the Company nor any of its subsidiaries owns or controls, directly or indirectly, any other corporations, associations or other entities.


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            (g) The Company's authorized and outstanding capital stock is on the date hereof, and will be on the Closing Dates as set forth under the heading "Capitalization" in the Prospectus; the information set forth under the caption "Capitalization" in the Prospectus (after giving effect to the transactions therein described) is true and correct; the outstanding shares of Common Stock of the Company conform to the description thereof in the Registration Statement and the Prospectus and have been duly authorized and validly issued and are fully paid and nonassessable and have been issued in compliance with all federal and state securities laws and were not issued in violation of or subject to any preemptive rights or similar rights to subscribe for or purchase securities. Except as disclosed in and or contemplated by the Registration Statement and the Prospectus and the financial statements of the Company and related notes and schedules thereto included in the Registration Statement and the Prospectus, the Company does not have outstanding any options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock option and other stock plans or arrangements, and the options or other rights granted or exercised thereunder, as set forth in the Registration Statement and the Prospectus, accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights. All outstanding shares of capital stock of each subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable and are owned directly by the Company or by another wholly owned subsidiary of the Company free and clear of any liens, charges, encumbrances, equities or claims.

            (h) The Shares to be issued and sold by the Company to the Underwriter hereunder has been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and nonassessable and free of any preemptive or similar rights and will conform to the description thereof in the Registration Statement and the Prospectus.

            (i) Except as set forth in the Registration Statement and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries or affiliates is a party or of which any property of the Company or any subsidiary or affiliate is subject, which, if determined adversely to the Company or any such subsidiary or affiliate, might individually or in the aggregate (i) prevent or adversely affect the transactions contemplated by this Agreement, (ii) suspend the effectiveness of the Registration Statement,
      (iii) prevent or suspend the use of the preliminary prospectus in any jurisdiction or (iv) result in a material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole; and to the best of the Company's knowledge no such proceedings are threatened or contemplated against the Company or any subsidiary or affiliate by governmental authorities or others. The Company is not a party nor subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body or other governmental agency or body


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     ("Governmental Authority"). All of the Company's litigation required to be disclosed pursuant to the Rules and Regulations has been disclosed and the description of the Company's litigation under the heading "Business -- Legal Proceedings" in the Prospectus is true and correct and complies with the rules and regulations of the Commission under the Securities Act (the "Rules and Regulations").

            (j) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms or provisions of or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under any indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of its properties is or may be bound, the Amended and Restated Certificate of Incorporation, Amended and Restated By-laws or other organizational documents of the Company or any of its subsidiaries, or any law, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or will result in the creation of a lien.

            (k) No consent, approval, authorization or order of any court or governmental agency or body is required or necessary in connection with the execution and delivery by the Company or for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or under the Securities Act or the securities or "Blue Sky" laws of any jurisdiction in connection with the purchase and distribution of the Stock by the Underwriter.

            (l) The Company has the full corporate power and authority to enter into this Agreement to perform its obligations hereunder (including to issue, sell and deliver the Shares) and this Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that rights to indemnity and contribution hereunder may be limited by federal or state securities laws or the public policy underlying such laws.

            (m) Except as disclosed in the Registration Statement and the Prospectus with respect to unrecorded and unpaid federal and state payroll-related taxes and with respect to possible past violations of the Immigration Reform and Control Act of 1990, the Company and its subsidiaries are in all material respects in compliance with, and conduct their businesses in conformity with, all applicable federal, state, local and foreign laws, rules and regulations or any court or governmental agency or body; to the knowledge of the Company, otherwise than as set forth in the Registration Statement and the Prospectus, no prospective change in any of such federal, state, local or foreign laws, rules or regulations has been adopted which, when made effective, would have a material adverse effect on the operations of the Company and its subsidiaries. To the best knowledge of the Company, any violations by the Company of the Immigration Reform and Control Act of 1990 or any similar laws, rules or regulations would not be found to be a "pattern and practice" by the Immigration and Naturalization Service. In the ordinary course of business, employees


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      of the Company conduct periodic reviews of the effect of Environmental
      Laws (as defined below) on the business operations and properties of the Company and its subsidiaries, in the ordinary course of which they seek to identify and evaluate associated costs and liabilities. Except as disclosed in the Registration Statement and the Prospectus, the Company and its subsidiaries are in compliance with all applicable existing federal, state, local and foreign laws, rules and regulations relating to the protection of human health or the environment or imposing liability or requiring standards of conduct concerning any Hazardous Materials ("Environmental Laws"), except for such instances of noncompliance which, either singly or in the aggregate, would not have a material adverse effect. The term "Hazardous Material" means (i) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (iii) any petroleum or petroleum product, (iv) any polychlorinated biphenyl and (v) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

            (n) Except as disclosed in the Registration Statement and the Prospectus with respect to unrecorded and unpaid federal and state payroll-related taxes, the Company and its subsidiaries have filed all necessary federal, state, local and foreign income, payroll, franchise and other tax returns and have paid all taxes shown as due thereon or with respect to any of their properties; and there is no tax deficiency that has been, or to the knowledge of the Company is likely to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets that would adversely affect the financial position, business or results of operations of the Company and its subsidiaries. All tax liabilities have been adequately provided for in the consolidated financial statements of the Company.

            (o) No person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement or otherwise. Summit Investors III, L.P. and Summit Ventures IV, L.P., which would otherwise have the right to require the registration of their shares of Common Stock pursuant to the registration rights agreement described in the Prospectus, have waived such rights.

            (p) Neither the Company nor any of its officers, directors or affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

            (q) The Company has provided you with all financial statements of the Company and its subsidiaries since December 31, 1993 to the date hereof that are available to the officers of the Company, including financial statements for the quarter ended March 31, 1997.


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            (r) The Company and its subsidiaries own or possess all patents, trademarks, trademark registrations, service marks, service mark registrations, tradenames, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by them or any of them or necessary for the conduct of their respective businesses, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and its subsidiaries with respect to the foregoing. The Company's business as now conducted and as proposed to be conducted does not and will not infringe or conflict with in any material respect patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses or other intellectual property or franchise right of any person. Except as described in the Prospectus, no claim has been made against the Company alleging the infringement by the Company of any patent, trademark, service mark, tradename, copyright, trade secret, license in or other intellectual property right or franchise right of any person.

            (s) The Company and its subsidiaries have performed all material obligations required to be performed by them under all contracts required by Item 601(b)(10) of Regulation S-B under the Securities Act to be filed as exhibits to the Registration Statement, and neither the Company nor any of its subsidiaries nor any other party to such contract is in default under or in breach of any such obligations. Neither the Company nor any of its subsidiaries has received any notice of such default or breach.

            (t) The Company is not involved in any labor dispute nor is any such dispute threatened. The Company is not aware that (i) any executive, key employee or significant group of employees of the Company or any subsidiary plans to terminate employment with the Company or any such subsidiary or (ii) any such executive or key employee is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of the Company and its subsidiaries. Neither the Company nor any subsidiary has or expects to have any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which the Company or any subsidiary makes or ever has made a contribution and in which any employee of the Company or any subsidiary is or has ever been a participant. With respect to such plans, the Company and each subsidiary are in compliance in all material respects with all applicable provisions of ERISA.

            (u) The Company and its subsidiaries have, and the Company and its subsidiaries as of the Closing Dates will have, good and marketable title in fee simple to all real property and good and marketable title to all personal property owned or proposed to be owned by them which is material to the business of the Company or of its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as would not have a material adverse effect on the Company and its subsidiaries considered as a whole; and any real property and buildings held under lease by the Company and its subsidiaries or


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      proposed to be held after giving effect to the transactions described in the Registration Statement and the Prospectus are, or will be as of each Closing Date, held by them under valid, subsisting and enforceable leases with such exceptions as would not have a material adverse effect on the Company and its subsidiaries considered as a whole, in each case except as described in or contemplated by the Registration Statement and the Prospectus.

            (v) The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Registration Statement and the Prospectus (except as described in the Registration Statement and the Prospectus with respect to errors and omissions insurance); and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries considered as a whole, except as described in or contemplated by the Prospectus.

            (w) Other than as contemplated by this Agreement, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder's fee or other fee or commission as a result of any of the transactions contemplated by this Agreement.

            (x) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, the Company will provide the Department notice of such business in a form acceptable to the Department.

            (y) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (z) Neither the Company nor any of its subsidiaries nor any director, employee or agent of the Company or any of its subsidiaries has made any payment of funds of the Company or any of its subsidiaries or received or retained any funds


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      in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement and the Prospectus.

            (aa) Neither the Company nor any of its subsidiaries is, or will become, as a result of the consummation of the transactions contemplated by this Agreement, and application of the net proceeds therefrom as described in the Prospectus, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

            (bb) Neither the Company nor any of its subsidiaries is or intends to become (i) a controlled foreign corporation, as such term is defined in the Internal Revenue Code of 1986, as amended (the "Code"), (ii) a passive foreign investment company within the meaning of Section 1296(a) of the Code or (iii) a foreign personal holding corporation, as such term is defined in the Code.

            (cc) Each certificate signed by any officer of the Company and delivered to the Underwriter or counsel for the Underwriter shall be deemed to be a representation and warranty by the Company as to the matters covered thereby.

            (dd) The Common Stock has been approved for quotation and trading on the Nasdaq National Market.

            (ee) The Company has paid $793,000 of the $814,000 Internal Revenue Service assessment described in the Prospectus, has reserved an additional $21,000 for the assessed but unbilled Internal Revenue Service assessment and has reserved an additional $186,000 for any additional state tax assessments.

            For purposes of the foregoing representations and warranties which are conditioned by reference to the knowledge of the Company, the Company shall be charged with the knowledge of each Principal Shareholder.

      B. ADDITIONAL REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE PRINCIPAL SHAREHOLDERS. Each of Ashok Pandey, Rajkumar Koneru and Nagarjun Valluripalli (individually, a "Principal Shareholder") represents and warrants to, and agrees with, the Underwriter that:

            (a) Such Principal Shareholder has duly executed and delivered the Indemnification Agreement, dated July 16, 1996 (the "Indemnification Agreement"), among the Company and the Principal Shareholders; the Escrow Agreement, dated as of September 26, 1996 (the "Escrow Agreement") among each of the Principal Shareholders, as indemnitors, the Company and Summit Bank, as escrow agent; and the Pledge Agreement, dated as of September 26, 1996 (the "Pledge Agreement"), made by the Principal Shareholders, as pledgors, to the Company, as pledgee. The Indemnification Agreement, the Escrow Agreement and the Pledge Agreement are each in full force and effect and the parties thereto are in full compliance with all their obligations under such agreements.


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            (b) Such Principal Shareholder has, by execution and delivery of the
      Indemnification Agreement, the Escrow Agreement and the Pledge Agreement, created valid and binding obligations of such Principal Shareholder, enforceable against such Principal Shareholder in accordance with the respective terms of such agreements.

            (c) The execution, delivery and performance by such Principal Shareholder of the Indemnification Agreement, the Escrow Agreement and the Pledge Agreement, and the compliance by such Principal Shareholder with his obligations thereunder, did not and will not conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event with notice or lapse of time, or both, would constitute a default) by such Principal Shareholder under any indenture, mortgage, deed of trust, trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument to which such Principal Shareholder is a party or by which such Principal Shareholder or any of his properties is bound, or any judgment of any court or governmental agency or body applicable to such Principal Shareholder or any of his properties, or to such Principal Shareholder's knowledge, any statute, decree, order, rule or regulation of any court or governmental agency or body applicable to such Principal Shareholder or any of his properties.

            (d) On October 2, 1996, the first closing date of the Company's initial public offering of Common Stock (the "IPO Closing Date"), the Principal Shareholders pledged an aggregate of 191,667 shares of Common Stock to the Company (with Summit Bank serving as escrow agent for the benefit of the Company). The security interest created by the Pledge Agreement in the shares of Common Stock pledged by each Principal Shareholder pursuant to the Pledge Agreement (the "Pledged Shares") constitutes a valid, perfected first priority lien on the Pledged Shares, enforceable by the Company as such against all creditors of such Principal Shareholder and any persons purporting to purchase any of the Pledged Shares from such Principal Shareholder.

            (e) On the IPO Closing Date, the Principal Shareholders delivered a total of $450,000 (the "Escrowed Cash") to Summit Bank, as escrow agent under the Escrow Agreement (the "Escrow Agreement"). The security interest created by the Escrow Agreement in the Escrowed Cash constitutes a valid, perfected first priority lien on the Escrowed Cash, enforceable by the Company as such against all creditors of such Principal Shareholder.

      C. ADDITIONAL REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY AND THE PRINCIPAL SHAREHOLDERS REGARDING INTELLIGROUP ASIA PRIVATE LTD.

      Each of the Company and each Principal Shareholder represents and warrants to, and agrees with, the Underwriter that:

            (a) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and except as set forth or contemplated in the Prospectus, Intelligroup Asia Private Ltd. ("Intelligroup Asia") has not incurred any


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
      liabilities or obligations, direct or contingent, nor entered into any transactions not in the ordinary course of business, and there has not been any material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of Intelligroup Asia, or any change in the capital stock or short-term or long-term debt of Intelligroup Asia. Intelligroup Asia has no material contingent obligations which are not disclosed in the Registration Statement, as it may be amended or supplemented.

            (b) Intelligroup Asia has been duly organized and is validly existing and in good standing as a corporation under the laws of India, with power and authority (corporate and other) to own or lease its properties and to conduct its business as described in the Registration Statement and the Prospectus; Intelligroup Asia is in possession of and operating in compliance with all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders required for the conduct of its businesses, all of which are valid and in full force and effect; and Intelligroup Asia is duly qualified to do business and in good standing as foreign corporations in all other jurisdictions where its ownership or leasing of properties or the conduct of its business requires such qualification, except for those jurisdictions in which the failure to so qualify has not had and will not have a material adverse effect on the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of Intelligroup Asia. Intelligroup Asia has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public regulatory or governmental agencies and bodies to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, and no such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus.

            (c) The 200 shares of capital stock of Intelligroup Asia ("Asia Shares") owned by Rajkumar Koneru, the 200 Asia Shares owned by Nagarjun Valluripalli, the 100 Asia Shares owned by K. Rama Sastry and the 100 Asia Shares owned by D. Sriram represent all of the issued and outstanding capital stock of Intelligroup Asia and all such capital stock has been duly authorized and validly issued, is fully paid and non-assessable and is owned, as described in the Registration Statement and Prospectus, by Mr. Koneru, Mr. Valluripalli, Mr. Sastry and Mr. Sriram, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, charge or equity, and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital or ownership interest in Intelligroup Asia exist or are outstanding.

            (d) Except as set forth in the Registration Statement and the Prospectus, there are no legal or governmental proceedings pending to which Intelligroup Asia is a party or of which any property of Intelligroup Asia is subject, which, if determined adversely to Intelligroup Asia, might individually or in the aggregate (i) prevent or adversely affect the transactions contemplated by this Agreement, (ii) prevent or adversely affect the transactions contemplated by the Agreement, dated April 4, 1996, between Rajkumar Koneru, as Sole Proprietor of Ms. Intelligroup Asia, as assignor, and Intelligroup Asia, as assignee, (the "Take-over Agreement"); the Agreement, dated as of June 15, 1996, by and between the Company and Intelligroup Asia (the "Support Agreement,"); the Agreement, dated June 7, 1996, between Rajkumar Koneru, as transferor, and the Company, as transferee (the "First Transfer Agreement"); the Agreement, dated June 9, 1996, between Nagarjun Valluripalli, as transferor, and the Company, as transferee (the "Second Transfer Agreement"); the Agreement, dated June 9, 1996, between Ashok Pandey, as transferor, and the Company, as transferee (the "Third Transfer Agreement"); the Agreement, dated June 10, 1996, between D. Sriram, as transferor, and Ashok Pandey, as transferee (the "Fourth Transfer Agreement"); and the Agreement, dated June 10, 1996, between Shri Rama Sastry, as transferor, and Ashok Pandey, as transferee (the "Fifth Transfer Agreement," and the above-referenced Agreements, collectively, the "Transfer Agreements," and, together with the Take-Over Agreement and the Support Agreement, the "Intelligroup Asia Documents"),
      (iii) suspend the effectiveness of the Registration Statement, (iv) prevent or suspend the use of any preliminary prospectus in any jurisdiction or (v) result in a material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of Intelligroup Asia; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated against Intelligroup Asia by governmental authorities or others. Intelligroup Asia is not a party to, nor subject to the provisions of, any material injunction, judgment, decree or order of any court, regulatory body or other governmental agency or body. All of Intelligroup Asia's litigation required to be disclosed pursuant to the Rules and Regulations has been disclosed.

            (e) The execution, delivery and performance of the Intelligroup Asia Documents by each party thereto and the consummation of the transactions therein contemplated did not and will not result in a breach or violation of any of the terms or provisions of or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under any indenture, mortgage, deed of trust, note agreement or other agreement or instrument by which such party or any of its properties is or may be bound, any organizational documents of such party, or any law, order, rule or regulation of any court or governmental agency or body having jurisdiction over such party or any of its properties or will result in the creation of a lien. Each of the Intelligroup Asia Documents is in full force and effect and the parties thereto are in full compliance with all their obligations under such agreements

            (f) No consent, approval, authorization or order of any court or governmental agency or body is required or necessary in connection with the execution and delivery by each party to the Intelligroup Asia Documents of, or for the consummation by each party to the Intelligroup Asia Documents of the transactions contemplated by, the Intelligroup Asia Documents, except for the approval of the Reserve Bank for (i) each transfer of Asia Shares contemplated by the Fourth and Fifth Transfer Agreements, in respect of which the necessary application has been made and (ii) each transfer of Asia Shares contemplated by the First, Second and Third Transfer Agreements, in respect of which application is proposed to be made to the Reserve Bank upon receipt of the approvals pursuant to sub clause (i) above. Intelligroup Asia and the Principal

      Shareholders have no reason to believe that each of the aforesaid approvals will not be granted.

            (g) Each party to the Intelligroup Asia Documents has the full corporate or other power and authority to enter into the Intelligroup Asia Documents and to perform its obligations thereunder and the Intelligroup Asia Documents have been duly and validly authorized, executed and delivered by such party and are valid and binding obligations of such party, enforceable against such party in accordance with their terms.

            (h) Intelligroup Asia is in all material respects in compliance with, and conducts its business in conformity with, all applicable federal, state, local and foreign laws, rules and regulations or any court or governmental agency or body; to the knowledge of the Company, otherwise than as set forth in the Registration Statement and the Prospectus, no prospective change in any of such federal, state, local or foreign laws, rules or regulations has been adopted which, when made effective, would have a material adverse effect on the operations of Intelligroup Asia. In the ordinary course of business, employees of Intelligroup Asia conduct periodic reviews of the effect of Environmental Laws on the business operations and properties of Intelligroup Asia, in the ordinary course of which they seek to identify and evaluate associated costs and liabilities.

            (i) Intelligroup Asia has filed all necessary local and foreign income, payroll, franchise and other tax returns and has paid all taxes shown as due thereon or with respect to any of its properties; and there is no tax deficiency that has been, or to the knowledge of the Company or the Principal Shareholders is likely to be, asserted against Intelligroup Asia or any of its properties or assets that would adversely affect the financial position, business or results of operations of Intelligroup Asia. All tax liabilities of Intelligroup Asia have been adequately provided for in the consolidated financial statements of the Company.

            (j) Intelligroup Asia owns or possesses all patents, trademarks, trademark registrations, service marks, service mark registrations, tradenames, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by it or necessary for the conduct of its business, and Intelligroup Asia is not aware of any claim to the contrary or any challenge by any other person to the rights of Intelligroup Asia with respect to the foregoing. Intelligroup Asia's business as now conducted and as proposed to be conducted does not and will not infringe or conflict, in any material respect, with patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses or other intellectual property or franchise right of any person. No claim has been made against Intelligroup Asia alleging the infringement by Intelligroup Asia of any patent, trademark, service mark, tradename, copyright, trade secret, license in or other intellectual property right or franchise right of any person.

            (k) Intelligroup Asia is not involved in any labor dispute nor is any such dispute threatened. Intelligroup Asia is not aware that (i) any executive, key employee or significant group of employees of Intelligroup Asia plans to terminate employment with it or (ii) any such executive or key employee is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of Intelligroup Asia. Intelligroup Asia neither has nor expects to have any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan, to which Intelligroup Asia makes or ever has made a contribution and in which any employee of the Intelligroup Asia is or has ever been a participant.

            (l) Intelligroup Asia has, and Intelligroup Asia as of each Closing Date will have, good and marketable title in fee simple to all real property and good and marketable title to all personal property owned or proposed to be owned by it which is material to the business of Intelligroup Asia, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as would not have a material adverse effect on Intelligroup Asia; and any real property and buildings held under lease by Intelligroup Asia or proposed to be held after giving effect to the transactions described in the Registration Statement and the Prospectus are, or will be as of each Closing Date, held by it under valid, subsisting and enforceable leases with such exceptions as would not have a material adverse effect on Intelligroup Asia, in each case except as described in or contemplated by the Registration Statement and the Prospectus.

            (m) Intelligroup Asia is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the business in which it is engaged or proposes to engage after giving effect to the transactions described in the Registration Statement and the Prospectus (except with respect to errors and omissions insurance); and Intelligroup Asia does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of Intelligroup Asia.

            (n) Intelligroup Asia maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (o) Neither Intelligroup Asia nor any of its directors, employees or agents has made any payment of funds of Intelligroup Asia or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement and the Prospectus.

            SECTION 2.  PURCHASE, SALE AND DELIVERY OF THE COMMON SHARES.

            The Firm Common Shares. The Company agrees to issue and sell to the Underwriter the Firm Common Shares upon the terms herein set forth. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriter agrees to purchase from the Company the Firm Common Shares. The purchase price per Firm Common Share to be paid by the Underwriter to the Company shall be $[___] per share.

            The First Closing Date. Delivery of certificates for the Firm Common Shares to be purchased by the Underwriter and payment therefor shall be made at the offices of Montgomery Securities, 600 Montgomery Street, San Francisco, California (or such other place as may be agreed to by the Company and the Underwriter) at 6:00 a.m. San Francisco time, on [___], or such other time and date not later than 10:30 a.m. San Francisco time, on [___] as the Underwriter shall designate by notice to the Company (the time and date of such closing are called the "First Closing Date"). The Company hereby acknowledges that circumstances under which the Underwriter may provide notice to postpone the First Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company or the Underwriter to recirculate to the public copies of an amended or supplemented Prospectus or a delay as contemplated by the provisions of Section 10.

            The Optional Common Shares; the Second Closing Date. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants an option to the Underwriter to purchase up to an aggregate of 150,000 Optional Common Shares from the Company at the purchase price per share to be paid by the Underwriter for the Firm Common Shares. The option granted hereunder is for use by the Underwriter solely in covering any over-allotments in connection with the sale and distribution of the Firm Common Shares. The option granted hereunder may be exercised at any time (but not more than once) upon notice by the Underwriter to the Company which notice may be given at any time within 30 days from the date of this Agreement. Such notice shall set forth
(i) the aggregate number of Optional Common Shares as to which the Underwriter is exercising the option, (ii) the names and denominations in which the certificates for the Optional Common Shares are to be registered and (iii) the time, date and place at which such certificates will be delivered (which time and date may be simultaneous with, but not earlier than, the First Closing Date; and in such case the term "First Closing Date" shall refer to the time and date of delivery of certificates for the Firm Common Shares and the Optional Common Shares). Such time and date of delivery, if subsequent to the First Closing Date, is called the "Second Closing Date" and shall be determined by the Underwriter and shall not be earlier than three nor later than five full business days after delivery of such notice of exercise. The Underwriter may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company

            Public Offering of the Common Shares. The Underwriter hereby advises the Company that the Underwriter intends to offer for sale to the public, as described in the Prospectus, the Common Shares as soon after this Agreement has been executed and the Registration Statement has been declared effective as the Underwriter, in its sole judgment, has determined is advisable and practicable.

            Payment for the Common Shares. Payment for the Common Shares shall be made at the First Closing Date (and, if applicable, at the Second Closing
Date) by wire transfer of immediately available funds to the order of the Company.

            It is understood that the Underwriter has been authorized, for its own account, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Common Shares and any Optional Common Shares the Underwriter has agreed to purchase.

            Delivery of the Common Shares. The Company shall deliver, or cause to be delivered, to the Underwriter certificates for the Firm Common Shares at the First Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Company shall also deliver, or cause to be delivered, to the Underwriter, certificates for the Optional Common Shares the Underwriter has agreed to purchase at the First Closing Date or the Second Closing Date, as the case may be, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Common Shares shall be in definitive form and registered in such names and denominations as the Underwriter shall have requested at least two full business days prior to the First Closing Date (or the Second Closing Date, as the case may be) and shall be made available for inspection on the business day preceding the First Closing Date (or the Second Closing Date, as the case may be) at a location in New York City as the Underwriter may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriter.

            Delivery of Prospectus to the Underwriter. Not later than 12:00 p.m. on the second business day following the date the Common Shares of released by the Underwriter for sale to the public, the Company shall deliver or cause to be delivered copies of the Prospectus in such quantities and at such places as the Underwriter shall request.

            SECTION 3.  ADDITIONAL COVENANTS OF THE COMPANY

      The Company further covenants and agrees with the Underwriter as follows:

            (a) Underwriter's Review of Proposed Amendments and Supplements. During such period beginning on the date hereof and ending on the later of the First Closing Date or such date, as in the opinion of counsel for the Underwriter, the Prospectus is no longer required by law to be delivered in connection with sales by an Underwriter or dealer (the "Prospectus Delivery Period"), prior to amending or supplementing the Registration Statement (including any registration statement filed under Rule 462(b) under the Securities Act) or the Prospectus, the Company shall furnish to the Underwriter for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Underwriter reasonably objects.

            (b) Securities Act Compliance. After the date of this Agreement, the Company shall promptly advise the Underwriter in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus or the Prospectus,
      (iii) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which the it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 434, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) were received in a timely manner by the Commission.

            (c) Amendments and Supplements to the Prospectus and Other Securities Act Matters. If, during the Prospectus Delivery Period, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if in the opinion of the Underwriter or counsel for the Underwriter it is otherwise necessary to amend or supplement the Prospectus to comply with law, the Company agrees to promptly prepare (subject to Section 3(A)(a) hereof), file with the Commission and furnish at its own expense to the Underwriter and to dealers, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

            (d) Copies of any Amendments and Supplements to the Prospectus. The Company agrees to furnish the Underwriter, without charge, during the Prospectus Delivery Period, as many copies of the Prospectus and any amendments and supplements thereto as the Underwriter may request.

            (e) Blue Sky Compliance. The Company shall cooperate with the Underwriter and counsel for the Underwriter to qualify or register the Common Shares for sale under (or obtain exemptions from the application of) the Blue Sky or state securities laws of those jurisdictions designated by the Underwriter, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Common Shares. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Underwriter promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Common Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

            (f) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Common Shares sold by it in the manner described under the caption "Use of Proceeds" in the Prospectus.

            (g) Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Common Stock.

            (h) Earnings Statement. As soon as practicable, the Company will make generally available to its security holders and to the Underwriter an earnings statement (which need not be audited) covering the twelve-month period ending at the end of the Company's first fiscal quarter that ends more than one year after the effectiveness of the Registration Statement and satisfying the provisions of Section 11(a) of the Securities Act.

            (j) Periodic Reporting Obligations. During the Prospectus Delivery Period the Company shall file, on a timely basis, with the Commission and the Nasdaq National Market all reports and documents required to be filed under the Exchange Act. Additionally, the Company shall file with the Commission all reports on Form SR as may be required under Rule 463 under the Securities Act.

            (k) Agreement Not To Offer or Sell Additional Securities. During the period of 90 days following the date of the Prospectus, the Company will not, without the prior written consent of Montgomery Securities (which consent may be withheld at the sole discretion of Montgomery Securities), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any shares of Common Stock, options or warrants to acquire shares of the Common Stock or securities exchangeable or exercisable for or convertible into shares of Common Stock (other than as contemplated by this Agreement with respect to the Common Shares); provided, however, that the Company may issue shares of its Common Stock or options to purchase its Common Stock, or Common Stock upon exercise of options, pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Prospectus, but only if the holders of such shares, options, or shares issued upon exercise of such options, agree in writing not to sell, offer, dispose of or otherwise transfer any such shares or options during such 90 day period without the prior written consent of Montgomery Securities (which consent may be withheld at the sole discretion of the Montgomery Securities).

            (l) Future Reports to the Underwriter. During the period of five years hereafter the Company will furnish to the Underwriter at Two International Place, Boston, MA 02110 Attention: M. Benjamin Howe (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the NASD or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock.

            (m) During the Prospectus Delivery Period, the Company will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act.

            (n) Prior to filing its quarterly statements on Form 10-Q or 10-QSB, as the case may be, the Company will have its independent auditors perform a limited quarterly review of its quarterly numbers, provided, however, that such review for two full years commencing the quarter immediately following consummation of the Offering shall be in accordance with standards and procedures as set forth in the Statement on Auditing Standards No. 71.

            SECTION 4. PAYMENT OF EXPENSES. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Common Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Common Stock, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Common Shares to the Underwriter, (iv) all fees and expenses of the Company's counsel, independent public or certified pubic accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each preliminary prospectus and the Prospectus, and all amendments and supplements thereto, and this Agreement, (vi) all filing fees, attorneys' fees and expenses incurred by the Company or the Underwriter in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Common Shares for offer and sale under the Blue Sky laws, and, if requested by the Underwriter, preparing and printing a "Blue Sky Survey" or memorandum, and any supplements thereto, advising the Underwriter of such qualifications, registrations and exemptions, (vii) the filing fees incident to, and the reasonable fees and expenses of counsel for the Underwriter in connection with, the NASD's review and approval of the Underwriter's participation in the offering and distribution of the Common Shares, (viii) the fees and expenses associated with listing the Common Shares on the Nasdaq National Market, and (ix) all other fees, costs and expenses referred to in Item 14 of Part II of the Registration Statement. Except as provided in this Section 4, Section 6, Section 8 and Section 9 hereof, the Underwriter shall pay its own expenses, including the fees and disbursements of its counsel.

            SECTION 5. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITER. The obligations of the Underwriter to purchase and pay for the Common Shares as provided herein on the First Closing Date and, with respect to the Optional Common Shares, the Second Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Principal Stockholders set forth in Section 1 hereof as of the date hereof and as of the First Closing Date as though then made and, with respect to the Optional Common Shares, as of the Second Closing Date as though then made, to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

            (a) Accountants' Comfort Letter. On the date hereof, the Underwriter shall have received from Arthur Andersen LLP, independent public or certified public accountants for the Company, a letter dated the date hereof addressed to the Underwriter, in form and substance satisfactory to the Underwriter, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement and the Prospectus.

            (b) Compliance with Registration Requirements; No Stop Order; No Objection from NASD. For the period from and after effectiveness of this Agreement and prior to the First Closing Date and, with respect to the Optional Common Shares, the Second Closing Date.

                  (i) the Company shall have filed the Prospectus with the
            Commission (including the information required by Rule 430A under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430A, and such post-effective amendment shall have become effective; or, if the Company elected to rely upon Rule 434 under the Securities Act and obtained the Underwriter's consent thereto, the Company shall have filed a Term Sheet with the Commission in the manner and within the time period required by such Rule 424 (b);

                  (ii) no stop order suspending the effectiveness of the
            Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or threatened by the Commission; and

                  (iii) the NASD shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

            (c) No Material Adverse Change. For the period from and after the date of this Agreement and prior to the First Closing Date and, with respect to the Optional Common Shares, the Second Closing Date, in the judgment of the Underwriter there shall not have occurred any material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries, considered as a whole.

            (d) Opinions of Counsel for the Company. On each of the First Closing Date and the Second Closing Date the Underwriter shall have received the favorable opinions dated as of such Closing Date of (i) Buchanan Ingersoll, counsel for the Company, in the form attached as Exhibit A, (ii) Mulla & Mulla & Craigie Blunt and Caroe, local Indian counsel for the Company, in the form attached as Exhibit B, and (iii) Fragomen, Del Ray & Bernsen, P.E., special immigration counsel to the Company, in the form attached as Exhibit C.

            (e) Opinion of Counsel for the Underwriter. On each of the First Closing Date and the Second Closing Date the Underwriter shall have received the favorable opinion of Hale and Dorr LLP, counsel for the Underwriter, dated as of such Closing Date, with respect to the matters set forth in paragraphs (i), (vii), (xxv), (ix), (x), and (xx).

            (f) Officers' Certificate. On each of the First Closing Date and the Second Closing Date the Underwriter shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of such Closing Date, to the effect set forth in subsection (b)(ii) of this Section 5, and further to the effect that:

                  (i) for the period from and after the date of this Agreement and prior to such Closing Date, there has not occurred any material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries, considered as a whole.

                  (ii) the representations, warranties and covenants of the Company set forth in Section 1(A) and (C) of this Agreement are true and correct with the same force and effect as though expressly made on and as of such Closing Date; and

                  (iii) the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date.

            (g) Certificate of Principal Stockholders. On each of the First Closing Date and the Second Closing Date the Underwriter shall have received a written certificate executed by the Principal Shareholders dated as of such Closing Date, to the effect that the representations, warranties and covenants of the Principal Stockholders set forth in
      Section 1(B) and (C) of this Agreement are true and correct with the same force and effect as though expressly made on and as of such Closing Date.

            (h) Bring-down Comfort Letter. On each of the First Closing Date and the Second Closing Date the Underwriter shall have received from Arthur Andersen LLP, independent public or certified public accountants for the Company, a letter dated such date, in form and substance satisfactory to the Underwriter, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the First Closing Date or Second Closing Date, as the case may be.

            (i) Lock-Up Agreement from Certain Stockholders of the Company. On the date hereof, the Company shall have furnished to the Underwriter an agreement in the form of Exhibit D hereto from each of the Principal Stockholders and such agreement shall be in full force and effect on each of the First Closing Date and the Second Closing Date.

            (j) Additional Documents. On or before each of the First Closing Date and the Second Closing Date, the Underwriter and counsel for the Underwriter shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Common Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

            If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Underwriter by notice to the Company at any time on or prior to the First Closing Date and, with respect to the Optional Common Shares, at any time prior to the Second Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 6, Section 8 and Section 9 shall at all times be effective and shall survive such termination.

            SECTION 6. REIMBURSEMENT OF UNDERWRITER'S EXPENSES. If this Agreement is terminated by the Underwriter pursuant to Section 5, Section 7,
Section 10 or Section 11, or if the sale to the Underwriter of the Common Shares on the First Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Underwriter upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Underwriter in connection with the proposed purchase and the offering and sale of the Common Shares, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

            SECTION 7. EFFECTIVENESS OF THIS AGREEMENT.

            This Agreement shall not become effective until the later of (i) the execution of this Agreement by the parties hereto and (ii) notification by the Commission to the Company and the Underwriter of the effectiveness of the Registration Statement under the Securities Act.

            Prior to such effectiveness, this Agreement may be terminated by any party by notice to each of the other parties hereto, and any such termination shall be without liability on the part of (a) the Company to the Underwriter, except that the Company shall be obligated to reimburse the expenses of the Underwriter pursuant to Sections 4 and 6 hereof, (b) of the Underwriter to the Company. Notwithstanding anything to the contrary herein, the provisions of
Section 8 and Section 9 shall at all times be effective and shall survive such termination.

            SECTION 8. INDEMNIFICATION.

            (a) Indemnification of the Underwriter. Each of the Company and each Principal Shareholder, jointly and severally, agrees to indemnify and hold harmless the Underwriter, its officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A or Rule 434 under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) in whole or in part upon any inaccuracy in the representations and warranties of the Company or any such Principal Shareholder contained herein; or (iv) in whole or in part upon any failure of the Company or any such Principal Shareholder to perform its obligations hereunder or under law; or (v) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Common Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i) or (ii) above, provided that neither the Company nor any Principal Shareholder shall not be liable under this clause (v) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct; and to reimburse the Underwriter and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by Montgomery Securities) as such expenses are reasonably incurred by the Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further, that with respect to any preliminary prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Common Shares, or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to the Underwriter pursuant to Section 2 and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Common Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense. The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company and each Principal Shareholder may otherwise have.

            (b) Indemnification of the Company, its Directors and Officers. The Underwriter agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any preliminary prospectus, the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein; and to reimburse the Company, or any such director, officer or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company hereby acknowledges that the only information that the Underwriter has furnished to the Company expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) are the statements set forth (i) as the last two paragraphs on the inside front cover page of the Prospectus concerning stabilization and passive market making by the Underwriter and (ii) as the second and sixth paragraphs under the caption "Underwriting" in the Prospectus; and the Underwriter confirms that such statements are correct. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that the Underwriter may otherwise have.

            (c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this
      Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this
      Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (Montgomery Securities in the case of Section 8(b) and Section 9), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

                        (d) Settlements. The indemnifying party under this
            Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

                  SECTION 9. CONTRIBUTION.

                  If the indemnification provided for in Section 8 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriter, on the other hand, from the offering of the Common Shares pursuant to this Agreement or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriter, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriter, on the other hand, in connection with the offering of the Common Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Common Shares pursuant to this Agreement (before deducting expenses) received by the Company, and the total underwriting discount received by the Underwriter, in each case as set forth on the front cover page of the Prospectus (or, if Rule 434 under the Securities Act is used, the corresponding location on the Term Sheet) bear to the aggregate initial public offering price of the Common Shares as set forth on such cover. The relative fault of the Company, on the one hand, and the Underwriter, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company, on the one hand, or the Underwriter, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in
Section 8(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8(c) for purposes of indemnification.

                  The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

                  Notwithstanding the provisions of this Section 9, the Underwriter shall not be required to contribute any amount in excess of the underwriting commissions received by the Underwriter in connection with the Common Shares underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each officer and employee of the Underwriter and each person, if any, who controls the Underwriter within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

                  SECTION 10. DEFAULT OF THE UNDERWRITER. [Intentionally
Deleted]

                  SECTION 11. TERMINATION OF THIS AGREEMENT. Prior to the First Closing Date this Agreement may be terminated by the Underwriter by notice given to the Company if at any time (i) trading or quotation in any of the Company's securities shall have been suspended or limited by the Commission or by the Nasdaq Stock Market or trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by any of federal, New York or California authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States' or international political, financial or economic conditions, as in the judgment of the Underwriter is material and adverse and makes it impracticable to market the Common Shares in the manner and on the terms described in the Prospectus or to enforce contracts for the sale of securities;
(iv) in the judgment of the Underwriter there shall have occurred any material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries, considered as a whole; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Underwriter may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this
Section 11 shall be without liability on the part of (a) the Company to the Underwriter, except that the Company shall be obligated to reimburse the expenses of the Underwriter pursuant to Sections 4 and 6 hereof, (b) any Underwriter to the Company. Notwithstanding anything to the contrary herein, the provisions of Section 8 and Section 9 shall at all times be effective and shall survive such termination.


                  SECTION 12. REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY. The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers and of the Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or the Company or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Common Shares sold hereunder and any termination of this Agreement.

                  SECTION 13. NOTICES. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Underwriter:

            Montgomery Securities
            600 Montgomery Street
            San Francisco, California  94111
            Facsimile:  415-249-5558
            Attention:  Richard A. Smith
   with copies to:

            Montgomery Securities
            600 Montgomery Street
            San Francisco, California  94111
            Facsimile:  (415) 249-5553
            Attention:  David A. Baylor, Esq.

                        and

            Hale and Dorr LLP
            60 State Street
            Boston, MA  02109
            Facsimile:  617-526-5000
            Attention:  Mark G. Borden, Esq.

If to the Company:

            Intelligroup, Inc.
            517 US Highway 1 South
            5th Floor
            Iselin, New Jersey  08830
            Facsimile:  (908) 750-1880
            Attention:  President

with a copy to:

            Buchanan Ingersoll
            500 College Road East
            Princeton, NJ  08540
            Facsimile:  609-520-0360
            Attention:  David Sorin, Esq.

Any party hereto may change the address for receipt of communications by giving written notice to the others.

                  SECTION 14. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto.

                  SECTION 15. PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

                  SECTION 16. (a) GOVERNING LAW PROVISIONS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

                  (b) Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City and County of San Francisco or the courts of the State of California in each case located in the City and County of San Francisco (collectively, the "Specified Courts"), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Each party not located in the United States irrevocably appoints CT Corporation System, which currently maintains a San Francisco office at 49 Stevenson Street, San Francisco, California 94105, United States of America, as its agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any state or federal court in the City and County of San Francisco.

                  (c). Waiver of Immunity. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

                  SECTION 17. GENERAL PROVISIONS. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Table of Contents and the Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

                  Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 8 and the contribution provisions of
Section 9, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 8 and 9 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

                  If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

                                                Very truly yours,

                                                INTELLIGROUP, INC.



                                                By:
                                                    --------------------------
                                                    Name:
                                                    Title:

                                                PRINCIPAL SHAREHOLDERS



                                                -------------------------
                                                Ashok Pandey



                                                -------------------------
                                                Rajkumar Koneru



                                                -------------------------
                                                Nagarjun Valluripalli

                  The foregoing Underwriting Agreement is hereby confirmed and accepted by the Underwriter in San Francisco, California as of the date first above written.

            MONTGOMERY SECURITIES


            ----------------------------
            By:
                        Authorized Signatory

                                       EXHIBIT A - OPINION OF BUCHANAN INGERSOLL

The final opinion in draft form should be attached as Exhibit A at the time this Agreement is executed.

                  Opinion of counsel for the Company to be delivered pursuant to
Section 5(d) of the Underwriting Agreement.

                  References to the Prospectus in this Exhibit A include any supplements thereto at the Closing Date.

                        (i) The Company has been duly incorporated and is
            validly existing as a corporation in good standing under the laws of the State of New Jersey.

                        (ii) The Company has corporate power and authority to
            own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Underwriting Agreement.

                        (iii) To the best of such counsel's knowledge, the
            Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.

                        (iv) Each subsidiary of the Company (excluding
            Intelligroup Europe Limited and Intelligroup New Zealand Limited, as to which no opinion is being rendered) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and, to the best of such counsel's knowledge, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required and in which the failure to so qualify would, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), properties, business, management, prospects, net worth or results of the Company and its subsidiaries taken as a whole; and all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of such counsel's knowledge, is owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital or ownership interest in any such subsidiary are outstanding.

                        (v) The authorized, issued and outstanding capital stock
            of the Company is as set forth in the Prospectus under "Capitalization"; and all of the outstanding shares of the Company's capital stock, including the Shares to be sold by the Company pursuant to the Underwriting Agreement, have been duly authorized and validly issued and are fully paid and non-assessable.

                        (vi) The issuance and sale of the Shares by the Company
            are not subject to preemptive rights arising by operation of law or, to the best of such counsel's knowledge, otherwise.

                        (vii) The Underwriting Agreement has been duly
            authorized, executed and delivered by the Company.

                        (viii) Except as described in the Prospectus, to such
            counsel's knowledge, there are no outstanding securities of the Company convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company and there are no outstanding or authorized options, warrants or rights of any character obligating the Company to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such stock; and except as described in the Prospectus, to such counsel's knowledge, no holder of any securities of the Company or any other person has the right, contractual or otherwise, which has not been satisfied or effectively waived, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Common Shares or the right to have any shares of Common Stock or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Securities Act of any shares of Common Stock or other securities of the Company.

                        (ix) The Registration Statement is effective under the
            Securities Act and, to the best of such counsel's knowledge, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Securities Act and all filings required by Rule 424(b) of the Rules and Regulations have been timely made.

                        (x) At the time the Registration Statement became
            effective and on each Closing Date, the Registration Statement, the preliminary prospectus, the Prospectus and each amendment or supplement thereto (other than the financial statements and supporting schedules including therein, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations.

                        (xi) The Shares conform to the description thereof
            contained in the Prospectus, and the form of certificate used to evidence the Shares in due and proper form and complies with all applicable statutory requirements.

                        (xii) Such counsel does not know of any contracts or
            documents required to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus which are not so filed or described as required, and such contracts and documents as are summarized in the Registration Statement or the Prospectus are fairly summarized in all material respects.

                        (xiii) There is no litigation or governmental or other
            action, suit, proceeding or investigation before any court or before or by any public, regulatory or governmental agency or body including, but not limited to, investigations and proceedings against the Company with respect to INS issues, known to such counsel to be pending or threatened against, or involving the properties or business of, the Company or any of its subsidiaries which is of a character required to be disclosed in the Registration Statement and the Prospectus which has not been properly disclosed therein.

                        (xiv) No authorization, approval, consent or order of
            any court or governmental authority or agency is required in connection with the sale of the Shares to the Underwriter, except such as may be required under the Securities Act or the Rules and Regulations or State securities law; to the best of such counsel's knowledge, the execution, delivery and performance of the Underwriting Agreement and the consummation of the transactions contemplated herein and compliance by the Company with its obligations hereunder will not conflict with or constitute a breach of, or default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, note agreement, or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the properties or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company, or any applicable law, administrative regulation or any order, rule or regulation known to such counsel of any court, regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its subsidiaries.

                        (xv) The statements under the captions "Description of
            Capital Stock," insofar as they purport to constitute a summary of the terms of the share capital, "Certain Transactions," and "Shares Eligible for Future Sale," in the Prospectus, insofar as they constitute a summary of relevant matters of law, the Company's Certificate of Incorporation or documents referred to therein, and "Principal Shareholders" are in all material respects accurate summaries and fairly and correctly present the information called for with respect to such documents and matters; the descriptions of certain provisions of the Company's stock option plans contained under the caption "Management" are materially accurate; and the statements made with respect to Rule 144 under the Act set forth in "Shares Eligible for Future Sale" are fair and correct statements about the provisions described without purporting to summarize or describe all material aspects of those rules and regulations.

                        (xvi) The Company has options to purchase shares of the
            Company's capital stock as set forth in the Prospectus; and all of such granted options have been duly and validly authorized by the Company and conform to the descriptions thereof contained in the Prospectus.

                        (xvii) To the best of such counsel's knowledge, and
            except as disclosed in the Registration Statement and Prospectus, nothing has come to such counsel's attention which indicates that the Company is not conducting its business in compliance with all laws, rules and regulations of the United States of America and of the State of New Jersey except for such violations that would not, individually or in the aggregate, have a material adverse effect on the Company's condition (financial or otherwise), properties, business, management, prospects, net worth or results.

                        (xviii) The Company is not, and will not become, as a
            result of the consummation of the transactions contemplated by the Underwriting Agreement, and application of the net proceeds therefrom as described in the Prospectus, required to register as an investment company under the Investment Company Act.

                        (xix) The Company is not and will not become, as a
            result of the consummation of the transactions contemplated by the Underwriting Agreement, and the application of the net proceeds therefrom as described in the Prospectus, (a) a controlled foreign corporation, as such term is defined in the Code, (b) a passive foreign investment company within the meaning of Section 1296(a) of the Code or (c) a foreign personal holding corporation, as such term is defined in the Code.

                        (xx) The Shares be sold under the Underwriting Agreement
            to the Underwriter are duly authorized for quotation and trading on the Nasdaq National Market, subject to official notice of effectiveness.

                        (xxi) To the best of such counsel's knowledge, the
            Company is not subject to any current claim and has not received any notice of infringement or other violation of any copyright, copyright application, trade secret, trademark, service mark, trademark registration or other proprietary information or materials (collectively, "Intellectual Property") of others; to the best of such counsel's knowledge and except as set forth in the Prospectus,
            (A) there are no legal or governmental proceedings pending relating to Intellectual Property owned or used by the Company or any of its subsidiaries, other than review of pending copyright applications and trademark or service mark registrations, and (B) no such proceedings, including without limitation interference proceedings, are currently threatened or contemplated by governmental authorities or others; such counsel has no knowledge of any facts which would preclude the Company from having clear title to the Company's Intellectual Property. Except as otherwise described in the Prospectus, such counsel has no knowledge of any facts that the Company lacks any rights or licenses to use all Intellectual Property materially necessary to the conduct of its business as now being or proposed to be conducted by the Company as described in the Prospectus. To such counsel's knowledge, the Company has not received any notice of conflict with rights or claims of others with respect to any Intellectual Property owned or currently being used by, or intended to be used by it, except as described in the Prospectus.

                        (xxii) The Indemnification Agreement, the Escrow
            Agreement and the Pledge Agreement have been duly executed and delivered by each of the Principal Shareholders and each constitutes the legal, valid and binding obligation of such Principal Shareholder, enforceable against such Principal Shareholder in accordance with its terms and, in the case of the Indemnification Agreement, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and the application of equitable principles relating to the availability of remedies.

                        (xxiii) To the best of such counsel's knowledge, the
            execution, delivery and performance of the Indemnification Agreement, the Escrow Agreement and the Pledge Agreement and the compliance by the Principal Shareholders with their obligations thereunder will not conflict with, or constitute a breach of, or default (or an event which with notice or lapse of time, or both, would constitute a default) by any Principal Shareholder under any indenture, mortgage, deed of trust, trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument to which any Principal Shareholder or any of his properties is bound, or any judgment of any court or governmental agency or body applicable to such Principal Shareholder or any of his properties, or to any statute, decree, order, rule or regulation of any court or governmental agency or body applicable to such Principal Shareholder or any of his properties.

                        (xxiv) The provisions of the Escrow Agreement and the
            Pledge Agreement are effective to create in favor of the Escrow Agent for the benefit of the Company a valid and enforceable security interest in the cash and Pledged Shares described therein. The Pledge Agreement and the Escrow Agreement, respectively, created in favor of the Escrow Agent for the benefit of the Company a perfected security interest in the Pledged Shares and cash which rank prior to any security interest which may be created under the Uniform Commercial Code of the State of New Jersey. In rendering the foregoing opinion, such counsel may assume that the Escrow Agent acted in good faith and without notice or knowledge of any adverse claim to any of such Pledged Shares.

                        (xxv) The Common Shares to be purchased by the
            Underwriters from the Company have been duly authorized for issuance and sale pursuant to the Underwriting Agreement and, when issued and delivered by the Company pursuant to the Underwriting Agreement against payment of the consideration set forth therein, will be validly issued, fully paid and nonassessable.

                  In rendering such opinion, Buchanan Ingersoll may rely (A) as to all matters governed other than by United States federal laws and the laws of the State of New York and the State of New Jersey and on local counsel in the relevant jurisdictions reasonably satisfactory to the Underwriter and counsel to the Underwriter, provided that in each case Buchanan Ingersoll shall state that they believe that they and the Underwriter are justified in relying on such other counsel; and (B) as to matters of fact, to the extent they deem proper, on the representations and warranties of the Company set forth in this Agreement and on certificates of responsible officers of the Company or its subsidiaries and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company or of its subsidiaries; provided that copies of any such statements or certificates shall be delivered to counsel to the Underwriter. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Registration Statement, as of the time it became effective under the Securities Act (but after giving effect to any modifications incorporated therein pursuant to Rule 430A under the Securities Act), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto, on the date it was filed pursuant to Rule 424(b), and the Registration Statement and the Prospectus, or any amendment or supplement thereto, as of each Closing Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need express no view as to financial statements, schedules and other financial information included therein). With respect to such statement, Buchanan Ingersoll may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

                                            EXHIBIT B - OPINION OF MULLA & MULLA
                                                         & CRAIGIE BLUNT & CAROE



         Opinion of local Indian counsel to the Company to be delivered pursuant to Section 5(d) of the Underwriting Agreement

         References to the Prospectus in this Exhibit B include any supplements thereto at the Closing Date.

                        (i) Intelligroup Asia has been duly incorporated as a
            private company under the provisions of the Companies Act, 1956 which is the law governing, inter alia, limited liability companies in India. Intelligroup Asia is validly existing as a private company in good standing under the laws of India.

                        (ii) Intelligroup Asia has corporate power and authority
            to own, lease and operate its properties, and to conduct its business as described in the Registration Statement and to enter into and perform its obligations under the Take-over Agreement and the Support Agreement.

                        (iii) Intelligroup Asia is entitled to the benefit of
            all instruments (including, but not limited to, contracts, leases, lease deeds, bonds, agreements, permissions, and approval certificates) acquired by Ms. Intelligroup Asia, prior to and subsequent to the execution of the Take-Over Agreement, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, charge or equity.

                        (iv) Intelligroup Asia has not borrowed any amount from
            any bank, financial institution or other creditor. So far as Ms. Intelligroup Asia is concerned, its indebtedness is as reflected in its balance sheet for the year ended March 31, 1996, which is annexed to the Take-Over Agreement.

                        (v) Rajkumar Koneru is a non-resident Indian under the
            exchange control laws of India and all necessary filings have been made with governmental authorities of India including, but not limited to, the Reserve Bank, for Mr. Koneru to freely invest by way of capital contribution in Intelligroup Asia.

                        (vi) To the best of such counsel's knowledge,
            Intelligroup Asia is duly qualified as a company incorporated under the Companies Act, 1956 to transact business and is in good standing in Indian jurisdiction in which such qualification is required and in which the failure to so qualify would, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), properties, business, management, prospects, net worth or results of Intelligroup Asia or the Company; the 200 Asia Shares owned by Rajkumar Koneru, the 200 Asia Shares owned by Nagarjun Valluripalli, the 100 Asia Shares owned by K. Rama Sastry and the 100 Asia Shares owned by D. Sriram represent all of the issued and outstanding capital stock of Intelligroup Asia and all such capital stock has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of such counsel's knowledge, is owned, as described in the Registration Statement and Prospectus, by Mr. Koneru, Mr. Valluripalli, Mr. Sastry and Mr. Sriram, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, charge or equity, and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital or ownership interest in Intelligroup Asia are outstanding, save and except the transactions contemplated by the Fifth and Fourth Transfer Agreements, respectively.

                        (vii) Each of the Intelligroup Asia Documents has been
            duly executed and delivered by the parties thereto subject to the requisite permissions/approvals of the Reserve Bank of India and constitutes the legal, valid and binding obligations of the parties thereto, enforceable against them in accordance with its terms.

                        (viii) To the best of such counsel's knowledge, the
            execution, delivery and performance of the Intelligroup Asia Documents and the compliance by each party thereto with its obligations thereunder will not conflict with, or constitute a breach of, or default (or an event which with notice or lapse of time, or both, would constitute a default) under any (1) indenture, mortgage, deed of trust, trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument to which any party to the Intelligroup Asia Documents or any of his properties is bound, (2) any judgment of any court or governmental agency or body applicable to it or any of its properties, or (3) any statute, decree, order, rule or regulation of any court or governmental agency or body applicable to it or any of its properties.

                        (ix) Each of K. Rama Sastry and D. Sriram has full legal
            right, power and authority, and has applied for any and all approvals required by law, to sell, assign, transfer and deliver 100 Asia Shares each (the "Transfer Shares") to Ashok Pandey pursuant to Fifth and Fourth Transfer Agreements, respectively. Each such Agreement requires approval only of the Reserve Bank to complete the transfer of the Transfer Shares from Mr. Sastry and Mr. Sriram to Mr. Pandey, for which all necessary applications have been made, and such counsel has no reason to believe that approvals for the Transfer Shares from Mr. Sastry and Mr. Sriram to Mr.
            Pandey will not be granted.

                        (x) Each Principal Shareholder has full legal right,
            power and authority, and has obtained any and all approvals required by law, to sell, assign, transfer and deliver all 600 issued and outstanding Asia Shares to the Company pursuant to the First, Second and Third Transfer Agreements, respectively. Each such Agreement requires approval only of the Reserve Bank to complete the transfer of all issued and outstanding Asia Shares from Mr. Koneru, Mr. Valluripalli and Mr. Pandey to the Company, all necessary applications are proposed to be made immediately subsequent to obtaining the approvals of the Reserve Bank pursuant to Section (ix) above, and such counsel has no reason to believe that approval by the Reserve Bank for transfer of all the issued and outstanding Asia Shares from Mr. Koneru, Mr. Valluripalli and Mr. Pandey to the Company will not be granted.

                        (xi) To the best of such counsel's knowledge, there are
            no outstanding securities of Intelligroup Asia convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of Intelligroup Asia and there are no outstanding or authorized options, warrants or rights of any character obligating Intelligroup Asia to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such stock; and, to the best of such counsel's knowledge, no holder of any securities of Intelligroup Asia or any other person has the right, contractual or otherwise, which has not been satisfied or effectively waived, to cause Intelligroup Asia to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the shares of Stock of Intelligroup Asia or the right to have any shares of Stock of Intelligroup Asia or other securities of Intelligroup Asia or the right, as a result of the filing of the Registration Statement, to require registration under the Securities Act of any shares of Stock of Intelligroup Asia or other securities of Intelligroup Asia.

                        (xii) The form of certificate used to evidence the
            shares of Stock of Intelligroup Asia is in due and proper form and complies with all applicable statutory requirements. Under the Indian law, this is governed by the Companies Act, 1956, read with the Companies (Issue of Share Certificates) Rules, 1960.

                        (xiii) All contracts and documents with respect to
            Intelligroup Asia summarized in the Registration Statement or the Prospectus are fairly summarized in all material respects.

                        (xiv) Such counsel is not aware of any litigation or
            governmental or other action, suit, proceeding or investigation before any court or before or by any public, regulatory or governmental agency or body including, but not limited to, investigations and proceedings against Intelligroup Asia known to such counsel to be pending or threatened against, or involving the properties or business of, the Company or Intelligroup Asia.

                        (xv) Except for the approvals of the Reserve Bank of
            India with respect to the Transfer Agreements and the Support Agreement, no authorization, approval, consent or order of any court or governmental authority or agency is required in connection with the execution of the Intelligroup Asia Documents; to the best of such counsel's knowledge, the execution, delivery and performance of the Intelligroup Asia Documents and the consummation of the transactions contemplated therein and compliance by each of the parties thereto will not conflict with or constitute a breach of, or default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Intelligroup Asia or the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, note agreement, or other agreement or instrument to which Intelligroup Asia or the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the properties or assets of Intelligroup Asia or the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Memorandum and Articles of Association of Intelligroup Asia or the Certificate of Incorporation of the Company, or any applicable law, administrative regulation or any order, rule or regulation known to such counsel of any court, regulatory body, administrative agency or other governmental body having jurisdiction over Intelligroup Asia or the Company or any of its subsidiaries.

                        (xvi) The statements in the Prospectus under the
            captions "International Operations" and "Certain Transactions" insofar as they purport to constitute a summary of the terms of the ownership of Intelligroup Asia are in all material respects accurate summaries and fairly and correctly present the information called for with respect to such documents and matters.

                        (xvii) Nothing has come to such counsel's attention
            which indicates that Intelligroup Asia is not conducting its business in compliance with all laws, rules and regulations of India except for such violations that would not, individually or in the aggregate, have a material adverse effect on Intelligroup Asia's condition (financial or otherwise), properties, business, management, prospects, net worth or results.

                        (xviii) Intelligroup Asia is not subject to any current
            claim and has not received any notice of infringement or other violation of any Intellectual Property of others; to the best of such counsel's knowledge, (A) there are no legal or governmental proceedings pending relating to Intellectual Property owned or used by Intelligroup Asia and (B) no such proceedings, including without limitation interference proceedings, are currently threatened or contemplated by governmental authorities or others; such counsel has no knowledge of any facts which would preclude Intelligroup Asia from having clear title to Intelligroup Asia's Intellectual Property. Such counsel has no knowledge of any facts that Intelligroup Asia lacks any rights or licenses to use all Intellectual Property materially necessary to the conduct of its business as now being or proposed to be conducted by Intelligroup Asia as described in the Prospectus. To such counsel's knowledge, Intelligroup Asia has not received any notice of conflict with rights or claims of others with respect to any Intellectual Property owned or currently being used by, or intended to be used by it, except as described in the Prospectus.

                        In rendering such opinion, Mulla & Mulla & Craigie Blunt & Caroe may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Intelligroup Asia or its subsidiaries and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of Intelligroup Asia or of its subsidiaries; provided that copies of any such statements or certificates shall be delivered to counsel to the Underwriter. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Registration Statement, as of the time it became effective under the Securities Act (but after giving effect to any modifications incorporated therein pursuant to Rule 430A under the Securities Act), contained, in relation to Intelligroup Asia, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto, on the date it was filed pursuant to Rule 424(b), and the Registration Statement and the Prospectus, or any amendment or supplement thereto, as of the Closing Date, contain, in relation to Intelligroup Asia, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need express no view as to financial statements, schedules and other financial information included therein). With respect to such statement, Mulla & Mulla & Craigie Blunt & Caroe may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

                                                          EXHIBIT C - OPINION OF
                                               FRAGOMEN, DEL RAY & BERNSEN, P.C.



            Opinion of special immigration counsel to the Company to be delivered pursuant to Section 5(d) of the Underwriting Agreement.

            References to this Prospectus in this Exhibit C include any supplements thereto at the Closing Date.

                        (i) The statements under the caption "Legal
            Proceedings," insofar as they relate to INS matters, are in all material respects accurate summaries and fairly and correctly present the investigations of the Company by the Immigration and Naturalization Service or any other Governmental Authority concerning violations of the INS Regulations.

                        (ii) There is no litigation or governmental or other
            action, suit, proceeding or investigation before any court or before or by any public, regulatory or governmental agency or body with respect to matters arising under the INS Regulations known to such counsel to be pending or threatened against, or involving the properties or business of, the Company or any of its subsidiaries which is of a character required to be disclosed in the Registration Statement and the Prospectus which has not been properly disclosed therein.

                        In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that, with respect to all INS related issues, the Registration Statement, as of the time it became effective under the Securities Act (but after giving effect to any modifications incorporated therein pursuant to Rule 430A under the Securities Act), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto, on the date it was filed pursuant to Rule 424(b), and the Registration Statement and the Prospectus, or any amendment or supplement thereto, as of each Closing Date, with respect to such INS-related issues, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. With respect to such statement, Fragomen may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

                                                                       EXHIBIT D

June __, 1997

Montgomery Securities
  As Underwriter
600 Montgomery Street
San Francisco, California 94111

RE:  Intelligroup, Inc. (the "Company")

Ladies & Gentlemen:

The undersigned is an owner of record or beneficially of certain shares of Common Stock of the Company ("Common Stock") or securities convertible into or exchangeable or exercisable for Common Stock. The Company proposes to carry out a public offering of Common Stock (the "Offering") for which you will act as the underwriter. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges that you are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into underwriting arrangements with the Company with respect to the Offering.

In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, without the prior written consent of Montgomery Securities (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, or otherwise dispose of any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under Securities Exchange Act of 1934, as amended) by the undersigned, or publicly announce the undersigned's intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 90 days after the date of the Prospectus. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions.

With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of any Common Stock owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.


______________________________
Printed Name of Holder


By: __________________________
       Signature


______________________________
Printed Name of Person Signing (and indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)


                                       D-2